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                                                                       EXHIBIT 1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Gymboree 401(k) Plan of our report dated August 18, 1999, with respect to the financial statements and schedules of the Gymboree 401(k) Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1998.



                                            MOHLER, NIXON & WILLIAMS
                                            Accountancy Corporation


Campbell, California
August 18, 1999



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